Exhibit 10.47


                      AMENDED AND RESTATED PROMISSORY NOTE



         A.B. WATLEY GROUP INC., a Delaware corporation (the "BORROWER"), for value received, promises and agrees to pay to PENSON FINANCIAL SERVICES, INC., a North Carolina corporation (the "LENDER"), or order, at the Payment Office (as such term is hereinafter defined) the aggregate principal sum of the Loan (as such term is hereinafter defined) outstanding from time to time under this Note, which aggregate principal sum shall not exceed the maximum amount of TWO MILLION ONE HUNDRED FIFTY THOUSAND NINE HUNDREW NINETY FOUR AND NO/100 DOLLARS
($2,150,994.00), in lawful money of the United States of America and in immediately available funds, on the dates and in the principal amounts provided for herein, and to pay interest on the unpaid principal amount of the Loan made by the Lender to the Borrower hereunder, at such Payment Office, in like money and funds, for the time period commencing on the date hereof until such Loan shall be finally and indefeasibly paid in full, at the rates per annum and on the dates provided for herein.

         The Lender is hereby authorized by the Borrower to endorse on Schedule 1(a) (or continuation thereof) attached to this Note the date such Loan is made, the amount of any payments or prepayments, the dates of any such payments or prepayments, and the principal balance of the Note outstanding from time to time. The entries made by the Lender on Schedule 1(a) (or any continuation thereof) shall be prima facie evidence of the existence and amounts of the obligations recorded therein, provided that any failure by the Lender to make any such endorsement shall not affect the obligations of the Borrower under this
Note in respect of the Loan or otherwise.

         By  accepting   this  Note,  the  Lender  agrees  to  comply  with  the
obligations of the Lender that are expressly and specifically set forth herein.

         Section 1. TERMS GENERALLY; ACCOUNTING TERMS; GAAP; DEFINED TERMS. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise
(a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person`s successors and assigns, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Note in its entirety and not to any particular provision hereof, (d) all references herein to Sections and Schedules shall be construed to refer to Sections of, and Schedules to, this Note and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

         Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Lender that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Lender notifies the Borrower that the Lender requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

         As used in this Note, the following terms shall have the meanings set forth below:

         "AFFILIATE" means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

         "ASSET PURCHASE AGREEMENT" means the Asset Purchase Agreement, dated as of July 31, 2002, by and among the Borrower, Inc. and Integrated.

         "ASSUMED LIABILITIES" has the meaning specified in the Asset Purchase Agreement.

         "BORROWER" has the meaning set forth in the first paragraph of this Note.

         "BUSINESS DAY" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City, New York or Houston, Texas are authorized or required by law to remain closed.

         "CAPITAL LEASE OBLIGATIONS" of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

         "CLOSING  DATE"  has  the  meaning  specified  in  the  Asset  Purchase
Agreement.

         "COMMITMENt" means the commitment of the Lender prior to the date hereof to make Loan hereunder, as such commitment may be reduced from time to time in accordance with the provisions hereof. The amount of the Lender`s Commitment as of the date hereof (subject to the effect of Section 9.3 of the Asset Purchase Agreement) is $2,169,009.00.

         "CONSENT AGREEMENT" has the meaning set forth in Section 4(c).

         "CONTROL" means the direct or indirect power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise. "CONTROLLING" and "CONTROLLED" have meanings correlative thereto.

         "CONVERSION" means the conversion or cancellation of all of the Insider Debt at a rate not less than $1.50 per share of the Borrower`s common stock and otherwise on terms acceptable to Lender.

         "DEFAULT" means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

        "DOLLARS" or "$" refers to lawful money of the United States of America.

         "DMG GROUP" has the meaning set forth in the Consent Agreement.

         "DMG NOTE" means that certain promissory note of even date herewith in the original principal amount of $900,000.00 executed by the Borrower payable to the order of the DMG Entities (without giving effect to any amendments or waivers thereof after the date hereof).

         "DMG ENTITIES" means, collectively, DMG Legacy International Ltd., DMG Legacy Institutional Fund LLC and DMG Legacy Fund LLC.

         "EQUITY INTERESTS" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

         "E*TRADE LICENSE AGREEMENT" means the Software License Agreement (the "License Agreement") dated November 2000, as supplemented and amended, by and among Borrower and E*TRADE Group, Inc.

          "E*TRADE  STOCK"  means the shares of  E*TRADE  common  stock  E*TRADE
Group,  Inc.  will  issue  to  the  Borrower  pursuant  to the  E*TRADE  License
Agreement.

         "EVENT OF DEFAULT" has the meaning assigned to such term in Section 10.

         "GAAP" means generally accepted accounting principles in the United States of America.

         "GENERAL SECURITY AGREEMENT" has the meaning assigned to such term in the Master Agreement.

         "GUARANTEE" of or by any Person (the "GUARANTOR") means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

         "INC." means A.B. Watley, Inc.

         "INDEBTEDNESS" of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (j) all obligations, contingent or otherwise, of such Person in respect of bankers` acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person`s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

         "INDEMNITEE" has the meaning specified in Section 13(b).

         "INSIDER DEBT" means all Indebtedness of LAN/WAN, Atlantic Group and Steven Malin referred to in Section 1.3 of the Asset Purchase Agreement.

         "INTEGRATED" means Integrated Trading Solutions, Inc., an affiliate of the Lender.

         "LENDER" has the meaning specified in the first paragraph of this Note.

         "LIEN" means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

         "LOAN" means the loan made by the Lender to the Borrower pursuant to this Note (which represents the aggregate of several previous loans made by the Lender to the Borrower on various dates).

         "MASTER AGREEMENT" means that certain Master Subordination, Waiver, Release and Indemnification Agreement dated of even date herewith, executed by and among the Borrower, the Lender, SDS Merchant Fund, L.P., and the other parties thereto, as amended.

         "MATERIAL ADVERSE EFFECT" means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of the Borrower and the Subsidiaries taken as a whole, (b) the ability of the Borrower to perform any of its obligations under this Note or the documents executed by the Borrower in connection herewith, or (c) the rights of or benefits available to the Lender under this Note.

         "MATERIAL INDEBTEDNESS" means Indebtedness (other than the Loan), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $500,000. For purposes of determining Material Indebtedness, the "PRINCIPAL AMOUNT" of the obligations of the Borrower or any Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Subsidiary would be required to pay if such Swap Agreement were terminated at such time.

         "MATURITY DATE" means the earlier of (a) July 31, 2005 and (b) the occurrence of an Event of Default.

         "MOODY`S" means Moody`s Investors Service, Inc.

         "NOTE" means this Amended and Restated Promissory Note, as amended, supplemented or modified from time to time.

         "PAYMENT OFFICE" has the meaning specified in Section 6.

         "PAYMENT SHARES" has the meaning specified in Section 4.

         "PERMITTED ENCUMBRANCES" means:

         (a) Liens imposed by law for taxes that are not yet due or are being contested so long as (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect;

         (b) carriers`, warehousemen`s, mechanics`, materialmen`s, repairmen`s, Liens related to margin loans, and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or are being contested so long as (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect;

         (c) pledges and deposits made in the ordinary course of business in compliance with workers` compensation, unemployment insurance and other social security laws or regulations;

         (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

         (e) judgment  liens in respect of judgments  that do not  constitute an

         Event of Default under clause (f) of Section 10; (f) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Borrower or any Subsidiary;

         (g) Liens securing the amounts outstanding under this Note; and

         (h) Liens granted under the General Security Agreement to secure the DMG Note.

PROVIDED that, except with respect to clause (b) as it concerns Liens related to margin loans and except with respect to clauses (g) and (h), the term "Permitted Encumbrances" shall not include any Lien securing Indebtedness.

         "PERMITTED INVESTMENTS" means:

         (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;

         (b) investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody`s;

         (c) investments in certificates of deposit, banker`s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $500,000,000;

         (d) fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and

         (e) money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody`s and (iii) have portfolio assets of at least $5,000,000,000.

         "PERSON" means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, governmental authority or other entity.

         "RELATED DOCUMENT" has the meaning specified in the Asset Purchase Agreement.

         "RESTRICTED PAYMENT" means any dividend or other distribution (whether in cash, securities or other property) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any Subsidiary.

         "SECURITY DOCUMENTS" means the agreements and instruments  described in
Schedule 1(b) hereto, as amended from time to time, and any and all other agreements or instruments now or hereafter executed and delivered by the Borrower or any other Person as security for the payment or performance of the obligations of the Borrower hereunder, including any guarantees of such obligations.

         "S&P" means Standard & Poor`s.

         "SOFTWARE SECURITY AGREEMENT" has the meaning specified in the Master Agreement.

         "SUBSIDIARY" means, with respect to any Person (the "PARENT") at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent`s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

         "SUBSIDIARY" means any subsidiary of the Borrower, including Inc.

         "SWAP AGREEMENT" means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of the Borrower or the Subsidiaries shall be a Swap Agreement.



         Section 2. COMMITMENT. Subject to the terms and conditions set forth herein, the Lender has made the Loan to the Borrower prior to the date hereof in an aggregate principal amount that do not exceed the Commitment. The Borrower may not re-borrow the amount of any Loan that has been paid or prepaid. Unless previously terminated, the Commitment shall terminate on the Maturity Date.

         Section 3. REPAYMENT OF LOAN; INTEREST; DEBT FORGIVENESS. (a) The Borrower shall pay to the Lender the then unpaid aggregate outstanding principal amount of the Loan on the Maturity Date.

         (b) The Loan shall bear interest at a fixed interest rate of ten percent (10%) per annum from the date it was made until it is finally and indefeasibly paid in full. Accrued interest on the Loan shall be due and payable on the Maturity Date, provided that any interest accrued pursuant to paragraph
(c) of this Section shall be payable on demand.

         (c) Notwithstanding the foregoing, if any principal of or interest on the Loan or any other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a fixed interest rate of twelve percent (12%) per annum.

         (d) All interest hereunder shall be computed on the basis of a year of 360 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

         (e) The Loan, together with all accrued interest in relation thereto, shall no longer be deemed by the Lender to be an outstanding obligation of Borrower in favor of the Lender on such date as the Lender has received no less than Five Million Dollars ($5,000,000) in revenues, from and after the Closing Date but prior to the thirty-sixth month after the Closing Date, under the Fully Disclosed Clearing Agreement dated as of October 3, 1996, as amended, between the Lender and Inc. (for purposes of this clause "revenues" means the amount received by the Lender that equals the sum of (i) wholesale ticket charges for transactions introduced by Inc. charged by the Lender to Inc. (i.e., any mark up of such charges by Inc. to its customers and regulatory charges shall not be included in the calculation of revenues received) and (ii) net interest income earned by the Lender from Inc.`s customers to the extent such interest payments are for the Lender`s sole benefit, it being understood and agreed that the Lender`s ordinary course records of such charges and amounts shall be conclusive and binding evidence as to the total of such charges and amounts absent manifest error); provided, further that (A) notwithstanding the above provision (but subject to the effect of Section 3(f) hereof) the cancellation of debt referenced in the first line of this Section 3(e) shall occur on such earlier date on which the Borrower provides written notice to the Lender (together with all relevant documentation (A) evidencing in the case of new equity investment, compliance with the condition regarding redemption and other cash payment provisions set forth below, and (B) in other cases such evidence as Lender may request, in each such case such evidence to be in form and substance acceptable to Lender), and Lender confirms by written notice (such confirmation by Lender to be delivered no later than 10 Business Days after the date Lender receives appropriate evidence of the new equity investment described above and such confirmation to be delivered no later than 30 days after the date Lender receives other evidence referred to above, in each case assuming the appropriate evidence and the terms of this Agreement and the Related Documents have been complied with) to Borrower its satisfaction with the applicable supporting documentation therefor, that at least Four Million Dollars ($4,000,000) in new equity capital (with any equity not permitted to have any cash payment pursuant to mandatory redemption or other cash payment provisions affecting the principal amount of the investment made in obtaining such equity prior to 18 months after the Closing Date) is raised and received by the Borrower and/or Inc. (which shall include forgiveness of outstanding debt after the Closing Date (but not any inchoate debt or payment obligation by the Borrower and/or Inc. such as a guaranty by any such party) solely to the extent such debt is forgiven by unaffiliated third parties that are not shareholders of the Borrower and when such debt forgiveness does not occur as a result of Integrated`s or its affiliates` acceptance of any Assumed Liabilities, in connection with any provision for debt forgiveness under the Asset Purchase Agreement or any Related Document or as a result of any payment or reimbursement by Lender or an affiliate in respect of any such debt forgiveness ), provided that such cancellation shall not in any event be effective prior to nine (9) months after the Closing Date, or (B) if the Borrower and/or Inc. raise less than Four Million Dollars ($4,000,000) in such new equity capital, the Lender shall in good faith consider a reduction in whole or in part of such indebtedness. When the Loan is repaid in full or otherwise forgiven by the Lender or no longer deemed to be an outstanding obligation of the Borrower in favor of the Lender (whether at or prior to the Maturity Date), then the Security Documents shall terminate, and the Borrower shall have no further obligations thereunder or under this Note. Upon the termination of the Security Documents, the Lender shall execute such documents and take such actions as the Borrower shall reasonably request, at the Borrower`s expense, to evidence the release of the Borrower`s obligations under this Note, the termination of the Security Documents and the Lender`s security interest granted therein, and shall return all collateral then held by the Lender (including the Payment Shares unless retained by the Lender as repayment of the Loan in accordance with Section 3(f) and (4).

         (f) Effective upon the execution and delivery of this Note, the Lender hereby agrees that it has no right to possess, or otherwise restrict, the Borrower`s rights in the Payment Shares (defined below) or Proceeds (defined below) under the Security Documents other than to retain collateral comprised of such Payment Shares and/or Proceeds as a repayment of its outstanding
Indebtedness, subject to the terms of the Security Documents and the other provisions of this clause (f), with a value equal to Five Hundred Thousand Dollars ($500,000). So long as no Default is continuing or Event of Default has occurred hereunder, for a period of the earlier to occur of (i) September 13, 2002 or (ii) the occurrence of the Conversion after the Closing Date, the Lender agrees not to sell, hypothecate or otherwise encumber the Payment Shares without Borrower`s permission (although after the period noted in clause (i), so long as the Conversion has not occurred prior to the end of such period, the Lender, notwithstanding anything to the contrary herein or in any Related Document, may sell any or all of such Payment Shares and treat them or the Proceeds as a permanent repayment of Indebtedness owing to Lender (with such amount to be first applied to interest and fees owing and then to principal owing). The number of Payment Shares the Lender may hold shall equal $500,000 in cash as of the Closing Date valued at the lesser of (x) $4.00 per share of E*TRADE Stock and (y) the actual per share value of E*TRADE Stock on the Closing Date (the "Closing Value Shares") plus a number of additional Payment Shares equal to 25% of the number of Closing Value Shares to hedge against the risk of a decline in the value of the Payment Shares from the Closing Date through the later to occur of the date when the restriction on Lender`s ability to sell such Payment Shares in accordance with the immediately preceding sentence expires (assuming the Payment Shares are registered under the Securities Act of 1933 prior to such time) and such time as the Payment Shares are registered under the Securities Act of 1933 in Lender`s name. Upon the occurrence of the Conversion, so long as the Conversion occurs prior to the Maturity Date and there is no Default that is continuing or Event of Default hereunder prior to the occurrence of the

Conversion, the Lender shall release to the Borrower, as directed by the Borrower in writing, the collateral it retains as directed by the Borrower or, to the extent the Lender has received cash from the sale of such Payment Shares, otherwise pay to the Borrower the amount of cash it has actually received up to a cap of $500,000 as directed by the Borrower.

         Section 4.        PREPAYMENTS OF THE LOAN; MANDATORY PREPAYMENTS.

         (a) The Borrower shall have the right at any time and from time to time to prepay any Loan in whole or in part, provided that the Borrower shall notify the Lender by telephone (confirmed by fax) of any prepayment hereunder not later than 11:00 a.m. New York City time, one Business Day before the date of the prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of the Loan to be prepaid. Each such prepayment shall be accompanied by accrued unpaid interest on the amount prepaid. The Borrower shall have no right to re-borrow any amounts prepaid.

         (b) At any time that the Borrower and/or any of its Subsidiaries sell, lease, or otherwise dispose of any of their property, the Borrower shall be prohibited from using the proceeds thereof to prepay Indebtedness with respect to the DMG Note except to the extent permitted by the Consent Agreement referred to in Section 4(c) (whether directly or indirectly to any of the DMG Entities, SDS Merchant Fund, L.P. or any of their affiliates, employees, directors or agents; provided, however, that the Borrower and/or any of its Subsidiaries may not sell, lease or otherwise dispose of any of their property if the Borrower is in Default.

         (c) The Borrower shall use commercially reasonable efforts to cause certificates for shares of E*TRADE Stock with a market value of $500,000 (based on the ten (10) day trading average ending three (3) days prior to the date when such shares are received by the Borrower (the "Payment Shares") to be issued and delivered within fifteen (15) days of the Closing Date (as defined in the Asset Purchase Agreement) to the Lender. The outstanding Indebtedness owing to the Lender shall be reduced by the amount of any proceeds of the sale of Payment Shares issued to the Lender (the "Proceeds"). After the Closing Date, Borrower shall use commercially reasonable efforts to cause E*TRADE Group, Inc. to agree within fifteen (15) days of the Closing Date to (i) make the Lender a party to any registration rights agreement entered into regarding the E*TRADE Stock and cause such agreement to cover the Payment Shares on at least as favorable terms as the E*TRADE Stock to be received by the Borrower, and (ii) on the date the Borrower`s certificates representing its portion of the E*TRADE Stock are registered under the Securities Act of 1933, register the Payment Shares under the Securities Act of 1933 at the same time and with the same rights and benefits as the E*TRADE Stock. In the event that the Borrower does not cause E*TRADE Group, Inc. to act as set forth in the three immediately preceding sentences or the Lender otherwise, at any time, so requests, the Borrower shall promptly take all actions required by the Lender to sell any Payment Shares on behalf of the Lender and to deliver all Proceeds therefrom to the Lender.
Notwithstanding the foregoing provisions of Section 4(c), in the event a Conversion occurs (but so long as there is no Default or Event of Default), (A) prior to the time when Lender has sold, or caused Borrower to sell on its behalf, the Payment Shares to which it is entitled, Borrower shall have no further obligation to Lender under the terms of Section 4(c) and Lender shall return the Payment Shares to Borrower together with all documents reasonably necessary to permit the Payment Shares to be issued in the name of Borrower, and

(B) after the time noted in clause (A) but prior to the Maturity Date, Lender shall cause its portion of the Payment Shares and/or Proceeds to be returned to Borrower and, subject to Lender`s compliance with its obligations under Section 3(f) hereof, the principal amount of the Note shall automatically be increased by $500,000 at such time. In addition, the Lender agrees to accept on its own behalf the terms of, and to modify Section 4(c) of this Note to reflect any agreement it, in the exercise of its good faith judgment, deems reasonable that is reached between the Borrower and the DMG Group pursuant to the Consent and Agreement dated as of the date hereof (the "Consent Agreement") among the Borrower, Inc., the Lender and the DMG Group) with respect to the DMG Group`s rights in and to the registration of the E*TRADE Stock as set forth above in this Section 4(c). No provision in this Section 4(c), when read in conjunction with Section 3(f), shall be interpreted to entitle Lender to two payments in the amount of $500,000 sourced from the E*TRADE Stock. No provision of this Note, notwithstanding anything to the contrary herein, shall be construed to limit Lender`s right to hold shares of E*TRADE Stock and/or Proceeds as well as an applicable reserve (based on the same formula for determining the Closing Value Shares and related reserve) in an amount sufficient to reimburse Lender for unpaid obligations of Borrower to reimburse Lender for legal fees to which it is entitled under the terms of the Transaction Documents and to reimburse Graylen, Inc. for unpaid consulting services. The Lender and Borrower agree to promptly resolve the amounts owing after the Closing and the Lender will provide or cause to be provided copies of applicable bills, subject to its right not to compromise attorney client privilege with respect to Vinson & Elkins. Lender acknowledges that receipt of $125,000 pursuant to the Payment Instruction Letter executed by Lender and the other parties thereto on the Closing Date will reduce the amount of overall legal billings that Lender is owed by Borrower.

         Section 5. TAXES. Any and all payments by or on account of any obligation of the Borrower hereunder or under any document executed in connection herewith (including the Security Documents) shall be made free and clear of and without deduction for any taxes; provided that if the Borrower shall be required to deduct any taxes from such payments, then (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Lender receives an amount equal to the sum it would have received had no such deductions been made, (b) the Borrower shall make such deductions and (c) the Borrower shall pay the full amount deducted to the relevant governmental authority in accordance with applicable law.

         Section 6. PAYMENTS GENERALLY. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, or other amounts payable hereunder) prior to 12:00 noon, New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Lender, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Lender at its offices at 1700 Pacific Avenue, Suite 1400, Dallas, Texas 75201 (the "PAYMENT OFFICE"), or such other office as the Lender may direct in writing to the Borrower. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding
Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.

         Section 7. REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants to the Lender as of the date hereof that:

         (a) AUTHORIZATION; ENFORCEABILITY. The transactions contemplated by this Note are within the Borrower`s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action. This Note and the other documents executed in connection herewith (including the Security Documents) have been duly executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors` rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         (b)  GOVERNMENTAL  APPROVALS;  NO  CONFLICTS.  Except  as set  forth on
Schedule 7(b), the transactions contemplated hereby (i) do not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any governmental authority, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries.

         (c) LITIGATION. Except as set forth on Schedule 7(c), there are no actions, suits or proceedings by or before any arbitrator or governmental authority pending against or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any of its Subsidiaries (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to involve this Note or the transactions contemplated hereby.

         (d)  SUBSIDIARIES.   As  of  the  date  hereof,  the  Borrower  has  no
Subsidiaries except those shown on Schedule 7(d), which Schedule is complete and accurate.

         Section 8. AFFIRMATIVE COVENANTS. Until the principal of and interest on the Loan and all other amounts payable hereunder have been finally and indefeasibly paid in full, the Borrower covenants and agrees with the Lender that:

         (a) FINANCIAL STATEMENTS AND OTHER INFORMATION. The Borrower will furnish to the Lender:

                  (i) promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by the Borrower or any Subsidiary with the Securities and Exchange Commission, or any governmental authority succeeding to any or all of the functions of said Commission, or with any national securities exchange, or distributed by the Borrower to its shareholders generally, as the case may be; and

                  (ii) promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any Subsidiary, or compliance with the terms of this Note, as the Lender may reasonably request.

         (b) NOTICE OF MATERIAL EVENTS. The Borrower will furnish to the Lender prompt written notice of the following:

                  (i) the occurrence of any Default;

                  (ii) the filing or commencement of any action, suit or proceeding by or before any arbitrator or governmental authority against or affecting the Borrower or any Affiliate thereof that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect (if, and to the extent, monetary damages are claimed in such action, suit or proceeding, a claim for damages that might result in a loss of $100,000 or more (or harm to the Borrower or an Affiliate of the Borrower in an amount equal to or greater than such amount) shall be considered to result in a Material Adverse Effect); and

                  (iii)  any  other   development  that  results  in,  or  could
reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of the chief financial officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

         (c) BOOKS AND RECORDS; INSPECTION RIGHTS. The Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and account in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities. The Borrower will, and will cause each of its Subsidiaries to, permit any representatives designated by the Lender, upon reasonable prior notice, to visit and inspect its properties, to examine and make extracts from its books and records, and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested.

                  Section 9. NEGATIVE COVENANTS. Until principal of and interest on the Loan and all other amounts payable hereunder have been finally and indefeasibly paid in full, the Borrower covenants and agrees with the Lender that:

         (a) INDEBTEDNESS. The Borrower will not, and will not permit any Subsidiary to, create, incur, assume or permit to exist any Indebtedness, except:

                  (i) Indebtedness created hereunder and under the DMG Note;

                  (ii) Indebtedness existing on the date hereof and set forth in
Schedule 9(a);

                  (iii) other Indebtedness of the Borrower and/or any of its Subsidiaries in an aggregate principal amount not exceeding $1,000,000 at any time outstanding so long as no more than $500,000 of such Indebtedness is unsecured Indebtedness and any other Indebtedness permitted pursuant to this clause (iii) constitutes a Capital Lease Obligation where any security interest granted does not extend to any asset other than the asset actually leased pursuant to the documentation under which such Capital Lease Obligation actually arose; and

                  (iv) ordinary course unsecured account and trade payables to unaffiliated third- party vendors and to Affiliates with whom it may transact business in full compliance with clause (f) below (so long as, prior the occurrence of any such transaction with an Affiliate, such Affiliate executes such additional security documentation, guaranties and loan documentation as Lender shall request and which shall be in form and substance satisfactory to it).

         (b) LIENS. The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

                  (i) Permitted Encumbrances;

                  (ii) any Lien on any property or asset of the Borrower or any Subsidiary existing on the date hereof and set forth in Schedule 9(b); provided that (i) such Lien shall not apply to any other property or asset of the Borrower or any Subsidiary and (ii) such Lien shall secure only those obligations which it secures on the date hereof; and

                  (iii) any Lien on equipment or other tangible assets acquired after the Closing Date pursuant to a Capital Lease Obligation but solely to the extent such Lien extends only to such newly acquired equipment or assets.

         (c) FUNDAMENTAL CHANGES. (i) The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or any part of its assets (whether now owned or hereafter acquired), or liquidate or dissolve, except that the Borrower or any Subsidiary may (A) sell inventory or other similar assets in the ordinary course of business, and(B) sell, transfer or otherwise dispose of personal property in the ordinary course of business or when, in the reasonable judgment of the Borrower or such Subsidiary, such sale, transfer or other disposition that is in the best interest of the Borrower or such Subsidiary so long as in any calendar year the aggregate value of such sales, transfers and dispositions does not exceed $250,000 or the disposition involves non-accredited accounts of Inc. located in Canada. The Borrower shall also be permitted to make the payments to the DMG Entities referred to in the Consent Agreement.

                           (ii) The  Borrower  will not, and will not permit any
of its Subsidiaries to, engage to any material extent in any business other than businesses of the type conducted by the Borrower and its Subsidiaries on the date of execution of this Note and businesses reasonably related or incidental thereto; provided, however, that the Borrower and its Subsidiaries may engage in new lines of business within the financial services industry so long as such new line or lines of business do not materially adversely affect the ability of the Borrower and its Subsidiaries to (x) generate revenues under the Fully Disclosed Clearing Agreement with the Lender (as amended) or (y) continue in a productive manner the Borrower`s and/or its Subsidiaries` business acting as an introducing broker within the securities industry as conducted on the Closing Date.

         (d) INVESTMENTS, LOANS, ADVANCES, GUARANTEES AND ACQUISITIONS. The Borrower will not, and will not permit any of its Subsidiaries to, purchase, hold or acquire (including pursuant to any merger with any Person that was not a wholly owned Subsidiary prior to such merger) any capital stock, evidences of indebtedness or other securities (including any option, warrant or other right to acquire any of the foregoing) of, make or permit to exist any loans or advances to, Guarantee any obligations of, or make or permit to exist any investment or any other interest in, any other Person, or purchase or otherwise acquire (in one transaction or a series of transactions) any assets of any other Person constituting a business unit, except:

                  (i) Permitted Investments;

                  (ii) investments by the Borrower existing on the date hereof in the capital stock of its Subsidiaries or after the date hereof in Inc. (and in other Subsidiaries if, prior the occurrence thereof, Borrower and any such Subsidiary execute such additional security documentation, guaranties and loan documentation as Lender shall request and which shall be in form and substance satisfactory to it);

                  (iii) loans or advances made by the Borrower to Inc. (and to other Subsidiaries if, prior the occurrence thereof, Borrower and any such Subsidiary execute such additional security documentation, guaranties and loan documentation as Lender shall request and which shall be in form and substance satisfactory to it);

                  (iv) Guarantees  constituting  (x)  Indebtedness  permitted by
Section 9(a) and (y) in respect of Inc. (and in respect of other Subsidiaries if, prior the occurrence thereof, Borrower and any such Subsidiary execute such additional security documentation, guaranties and loan documentation as Lender shall request and which shall be in form and substance satisfactory to it); and

                  (v) investments that exist on the date hereof and that are disclosed in Schedule 9(d) hereto.

          (e) RESTRICTED PAYMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (i) the Borrower may declare and pay dividends with respect to its Equity Interests payable solely in additional shares of its capital stock, (ii) Subsidiaries may declare and pay dividends to the Borrower, and (iii) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries. The Borrower may also make the payment to the DMG Entities referred to in the Consent Agreement.

         (f) TRANSACTIONS WITH AFFILIATES. The Borrower will not, and will not permit any of its Subsidiaries to, sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates (but such limitation shall not apply to Inc. or any other Subsidiary if, prior the occurrence of the foregoing actions in this clause (f), such other Subsidiary executes such additional security documentation, guaranties and loan documentation as Lender shall request and which shall be in form and substance satisfactory to it), except (i) in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such Subsidiary than could be obtained on an arm`s-length basis from unrelated third parties,
(ii) any Restricted Payment permitted by Section 9(e) and (iii) the Borrower may pay, renew or extend any Indebtedness it owes to ABW Trading LLC as of the date hereof (without increasing the principal amount of such Indebtedness owing or the rate of interest charge as of the Closing Date in the case of any renewals or extensions, which amount is $799,072.40, in addition to payment of a reasonable settlement of obligations incurred by the Borrower and/or Inc. in connection with the acquisition of the assets of ABW Trading LLC pursuant to acquisition documents executed prior to the date hereof so long as the Borrower obtains the Lender`s consent (such consent not to be unreasonably withheld)).

         Section 10. EVENTS OF DEFAULT. If any of the following events ("EVENTS OF DEFAULT") shall occur:

         (a) the Borrower shall fail to pay any principal of or interest on the Loan or any other amount payable under this Note, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

         (b) any material provision of this Note or the Security Documents after delivery thereof shall, for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable (except as such enforceability may be limited as stated in Section 7(a)) in accordance with its terms, or, in the case of any Security Document purporting to create a Lien, cease to create a valid and perfected Lien of the priority contemplated thereby on any of the collateral purported to be covered thereby, or the Borrower (or any other Person who may have granted or purported to grant such a Lien) shall so state in writing;

         (c) any representation or warranty made or deemed made by or on behalf of the Borrower or any Subsidiary in or in connection with this Note or any Security Document or any amendment or modification hereof or waiver hereunder or thereunder, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Note or any Security Document or any amendment or modification hereof or waiver hereunder or thereunder, shall prove to have been incorrect in any material respect when made or deemed made;

         (d) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 9;

         (e) (i) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in this Note (other than those specified in clause (a), (b), (d), (f), (g), (h), (i) or (j) (in the case of clause (j) the Borrower may seek to cure the applicable breach solely to the extent the breach is promptly capable of being cured and to Lender`s satisfaction, as Lender shall determine in the exercise of its sole discretion) of this Section), and such failure shall continue unremedied for a period of 30 days after notice thereof from the Lender to the Borrower, or (ii) default is made in the due observance or performance by the Borrower or any Subsidiary of any of the covenants or agreements contained in any of the Security Documents, and such default continues unremedied beyond the expiration of any applicable grace period which may be expressly allowed under such Security Document;

         (f) (i) any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity so long as the applicable holder of Indebtedness
(i) declares or otherwise takes action either to terminate its obligations and/or the rights of the borrower under the applicable document or instrument or
(ii) makes a demand for the early prepayment, repurchase, redemption or defeasance of any of the applicable Indebtedness; provided that this clause (f) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or (ii) one or more judgments for the payment of money in an aggregate amount in excess of $500,000 shall be rendered against the Borrower, any Subsidiary, or any combination thereof, and the same shall remain undischarged for a period of 30 consecutive days during which execution shall not be effectively stayed, or any party enforcing such a judgment shall successfully attach or levy upon any assets of the Borrower or any Subsidiary to enforce any such judgment; provided, that Lender shall not terminate its obligations under any Related Document as a result of a Default under this clause (ii) unless the Borrower or a Subsidiary pays any such prohibited judgment (it being understood and agreed that Lender shall not be restricted from taking any action to terminate its obligations under a Related Document if it is relying on a provision other than this clause
(ii) to terminate such Related Document);

         (g) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of the Borrower or any Subsidiary or their respective debts, or of a substantial part of their respective assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or any Subsidiary or for a substantial part of their respective assets, and, in any such case, such proceeding or petition shall continue undismissed or unstayed for 45 days or an order or decree approving or ordering any of the foregoing shall be entered;

         (h) the Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (g) of this Section, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or such Subsidiary or for a substantial part of their respective assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

         (i) the Borrower or any Subsidiary shall breach in any material respect the terms of the Asset Purchase Agreement or any Related Document and shall fail to cure such breach within the applicable cure period set forth therein; or

         (j) a change in control" involving the Borrower or any Subsidiary shall occur ("control" means the direct or indirect power to direct or cause direction of the management and policies of an entity, whether through the ability to exercise voting power, by contract or otherwise, as determined by Purchaser in its sole discretion; and provided further that a transaction shall not constitute a change in control if (i) the Borrower shall have notified the Lender in writing (sent by telecopy marked conspicuously on the cover sheet with "Urgent-Immediate Reply Needed" to each of Lender`s CEO, COO, CFO, General
Counsel and Chief Compliance Officer and to Andrew Koslow (208-275-3940)) in reasonable detail of the general terms of a proposed transaction and identity of the applicable investor(s) and/or acquirer , and the Lender either confirms that such transaction does not constitute a change in control or does not notify the Borrower within six Business Days after the day on which it receives the notice from the Borrower that the Lender deems the transaction to be a change in control and Borrower and/or its applicable Subsidiary completes a transaction on terms no less favorable to the Borrower and/or its applicable Subsidiary than those provided in the notice or (ii) it involves the issuance by the Borrower or a Subsidiary of common stock or other equivalent equity securities (A) in connection with the conversion of existing indebtedness on the date hereof of the Borrower or applicable Subsidiary or (B) upon the conversion or exercise of warrants, preferred stock or other securities existing on the date hereof or issued pursuant to clause (A) above into common stock of the Borrower or the applicable Subsidiary;

         then, and in every such event (other than an event with respect to the Borrower or any Subsidiary described in clause (g) or (h) of this Section), and at any time thereafter during the continuance of such event, the Lender may, by notice to the Borrower declare the principal amount of the Loan then outstanding to be due and payable in whole (or in part, in which case any principal amount not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal amount of the Loan so declared to be due and payable, together with accrued interest thereon and all other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower or any Subsidiary described in clause (g) or (h) of this Section, the principal amount of the Loan then outstanding, together with accrued interest thereon and all other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

         Section 11. NOTICES. (a) Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

                  (i) if to the Borrower, to it at 40 Wall Street, New York, New York 10005, Attention of CEO (Fax No. 212-422-1724); and

                  (ii) if to the Lender, to it at 1700 Pacific Avenue, Suite 1400, Dallas, Texas, 75201, Attention of COO (Fax No. 214-765-1164).

         (b) Any party hereto may change its address or fax number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Note shall be deemed to have been given on the date of receipt.

         Section 12. WAIVERS; AMENDMENTS. (a) No failure or delay by the Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Lender hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Note or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

         (b) Neither this Note nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Lender.

         Section 13. EXPENSES; INDEMNITY; DAMAGE WAVIER. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Lender, including the reasonable fees, charges and disbursements of counsel for the Lender, in connection with the administration of this Note and the Security Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), and (ii) all out-of-pocket expenses incurred by the Lender, including the fees, charges and disbursements of any counsel for the Lender, in connection with the enforcement or protection of its rights in connection with this Note and the Security Documents, including its rights under this Section, or in connection with the Loan made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of the Loan. For the avoidance of doubt, the Lender shall pay all expenses (out of pocket or otherwise) incurred by it, including those in respect of its legal, financial or other advisers in connection with the preparation of this Note but the Borrower shall remain obligated to pay all of the Lender`s fees and expenses incurred in connection with the preparation of the Transaction Documents (as defined in the Master Agreement) that were executed prior to the date hereof.

         (b) The Borrower shall indemnify the Lender and its Affiliates and the respective directors, officers, employees, agents and advisors of the Lender and its Affiliates (each such Person being called an "INDEMNITEE") against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Note, the Security Documents or any agreement or instrument contemplated hereby or thereby, or the performance by the parties hereto of their respective obligations hereunder or the consummation of the transactions contemplated hereby or thereby, (ii) the Loan or the use of the proceeds therefrom, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto;

provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee.

         (c) To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Note or any agreement or instrument contemplated hereby, the Loan, or the use of the proceeds thereof.

         (d) All amounts due under this Section shall be payable promptly after written demand therefor.

         Section 14. SUCCESSORS AND ASSIGNS. The provisions of this Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void). Nothing in this Note, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, and the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Note. The Lender may assign to one or more assignees all or a portion of its rights and obligations under this Note (including all or a portion of any Loan at the time owing to it) without the consent of the Borrower.

         Section 15. SURVIVAL. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Note shall be considered to have been relied upon by the Lender and shall survive the execution and delivery of this Note and the making of the Loan, regardless of any investigation made by any such the Lender or on its behalf and notwithstanding that the Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other amount payable under this
Note is outstanding and unpaid. The provisions of Sections 7 (as of the date made), 13, 19, 20 and 21 shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loan, or the termination of this Note or any provision hereof.

         Section 16. INTEGRATION. This Note and the other agreements executed in connection herewith constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

         Section 17. SEVERABILITY. Any provision of this Note held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

         Section 18. RIGHT OF SETOFF. If an Event of Default shall have occurred and be continuing, the Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any obligations at any time owing by the Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Note, irrespective of whether or not the Lender shall have made any demand under this Note and although such obligations may be unmatured. The rights of the Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which the Lender may have.

         Section 19. GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS.
(a) This Note shall be construed in accordance with and governed by the law of the State of New York.

         (b) Any judicial proceeding brought against any of the parties to this Note on any dispute arising out of this Note or any matter related hereto shall be brought solely in the appropriate state or Federal courts located in Dallas, Texas (PROVIDED that Lender, notwithstanding the foregoing, may elect to pursue its rights and remedies in another forum if it so desires). Each of the parties hereby irrevocably and unconditionally submits, for itself and its property, to the in personam jurisdiction of the state and Federal courts sitting in Dallas County, Texas, in each case with respect to any action or proceeding arising out of or relating to this Note. Each party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note in any such court. Each party hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Note in any court referred to in paragraph
(b) of this Section. Each of the Borrower and the Lender hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (d) The Borrower and the Lender hereto irrevocably consent to service of process in the manner provided for notices in Section 11. Nothing in this will affect the right of the Borrower or the Lender to serve process in any other manner permitted by law.

         Section 20. WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH OF THE BORROWER AND THE LENDER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT,

IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         Section 21. OPERATION OF ASSET PURCHASE AGREEMENT. Borrower acknowledges and agrees that, notwithstanding anything to the contrary herein, the provisions of this Note shall be subject to the provisions of Section 9.3 of the Asset Purchase Agreement.

         Section 22. AMENDMENT AND RESTATEMENT. This Note, subject to the effect of Section 21 above, amends and restates that certain promissory note dated March 27, 2002 by Borrower in favor of Lender, as amended prior to the date hereof.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Borrower has executed this Note as of the 31 day of July, 2002.



                                             A.B. WATLEY GROUP INC.



                                             By:_____________________________
                                                  Name:
                                                  Title:


         Agreed and Accepted this __
         Day of July 2002:


         PENSON FINANCIAL SERVICES, INC.



         By:_____________________________
         Name:
         Title:

                                  SCHEDULE 1(A)

                           INFORMATION REGARDING LOAN


         The foregoing Note evidences the Loan made by the Lender to the Borrower, which Loan was in the principal amounts and was made and repaid or prepaid on the dates set forth below:


------------------------- ---------------------- ----------------------- ---------------------- ----------------------
PRINCIPAL AMOUNT OF THE   DATE LOAN WAS MADE     DATE OF PAYMENT OR      AMOUNT PAID OR         BALANCE OUTSTANDING
LOAN                                             PREPAYMENT              PREPAID
------------------------- ---------------------- ----------------------- ---------------------- ----------------------
$2,150,994.00
------------------------- ---------------------- ----------------------- ---------------------- ----------------------

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

                                  SCHEDULE 1(B)

                               SECURITY DOCUMENTS


         1. Master Agreement

         2. General Security Agreement

         3. Software Security Agreement